Organization and Basis of Preparation	12 Months Ended
Dec. 31, 2013
Accounting Policies [Abstract]
Organization, Consolidation, Basis of Presentation, Business Description and Accounting Policies [Text Block]
(1)            Organization and Basis of Preparation

Cadus Corporation (“Cadus”) was incorporated on January 23, 1992, under the laws of the State of Delaware.  Cadus changed its name to Cadus Corporation from Cadus Pharmaceutical Corporation on June 20, 2003.

Until July 30, 1999, Cadus devoted substantially all of its resources to the development and application of novel yeast-based and other drug discovery technologies.  On July 30, 1999, Cadus sold its drug discovery assets to OSI Pharmaceuticals, Inc. (“OSI”) and ceased its internal drug discovery operations and research efforts for collaborative partners.  Cadus is seeking to license its technologies, to otherwise realize value from its assets and to use a portion of its available cash to acquire technologies or products or to acquire or invest in companies.

The Company believes that there may be opportunities to profit from purchasing land and residential homes in areas of the United States where there may be increases in real estate value.  In that connection in the fourth quarter of 2013 the company formed three new subsidiaries, Blivet LLC, MB 2013 LLC and Happy Dragon LLC, to explore such opportunities in Florida and incurred start-up costs of $23,442.

During 2012, the Company pursued certain acquisitions and incurred approximately $389,000 of costs prior to its decision to abandon its pursuit of the acquisitions.

In December 2001, Cadus organized a wholly owned subsidiary, Cadus Technologies, Inc. (the "Subsidiary"), and transferred its yeast-based drug discovery technologies to the Subsidiary.